First National Corporation

Annual Shareholders Meeting

May 14, 2025


Winchester
Front Royal
Staunton
Virginia
Fredericksburg
Richmond
Lynchburg
Roanoke
Farmville
North Carolina
Greensboro
Raleigh
Roanoke Rapids
66
81
95
64
85

NASDAQCM: FXNC

Disclaimer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expression. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. For details on factors that could affect expectations, future events, or results, see the risk factors and other cautionary language included in First National’s Annual Report on Form 10-K for the year ended December 31, 2024, and most recent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).

Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in FXNC’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning FXNC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. FXNC does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

First National Growth History

1907
First Bank opened for business in Shenandoah County, Virginia

1983
Created First National Corporation (FXNC) as the bank holding company of First Bank

2005
Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015
Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017
Expanded branch network into the Richmond market and added an experienced Market President

2019
Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021
Acquired and merged The Bank of Fincastle into First Bank.
- Added 6 branch offices in Botetourt County
- Successful retention and expansion of customer relationships in the greater Roanoke Valley region

Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

2023
Strengthened the Roanoke Valley Team with the addition of experienced Market President

2024
Acquired and merged with Touchstone Bank
- Expand presence to 12 additional branches in south-central Virginia and northern North Carolina
- Enhance First Bank's presence in Richmond

Strategic Touchstone Acquisition (10/01/2024)

Strategically Compelling: We created a $2.0 billion bank in the Commonwealth with 33 branch locations and ~$180 million market cap

Market Liquidity: Touchstone acquisition drove market cap to anticipated inclusion in the Russell 2000 and 3000 indexes

Financially Compelling: Attractively priced at 106.0% of TBV, yielding EPS accretion of ~36% and earnback of 3.0 years

Richmond Expansion: Significantly expands presence in desirable Richmond MSA and Central Virginia

Core Deposits: Banking franchise established in 1906 delivers sticky core deposit relationships

Culturally Aligned: Compatible workplace cultures focused on service and community


2024Y Combined Portfolio
$2.0B
$559
$1,451
$1.5B
$463
$1,004
$1.8B
$552
$1,252
Assets
Loans
Deposits
($M)
FXNC
TSBA

First National Corporation

December 31, 2024 Financial Snapshot

Balance Sheet	Total Assets	$2.0B
	Gross Loans	$1.5B
	Total Deposits	$1.8B
	Loans / Deposits	81.31%
Profitability	Net Interest Margin	3.51%
	Adjusted ROAA[1]	0.92%
	Adjusted ROAE[1]	11.19%
	Efficiency Ratio	66.73%
Regulatory Capital	TCE / TA	7.45%
	Tier 1 Leverage[2]	7.95%
	Tier 1 Capital Ratio[2]	11.19%
	Total Capital Ratio[2]	12.35%
Asset Quality	NCOs / Average Loans	0.34%
	NPAs[3] / Assets	0.35%
	Allowance for Credit Losses / Loans	1.12%



Winchester
Front Royal
Staunton
Virginia
Fredericksburg
Richmond
Lynchburg
Roanoke
Farmville
North Carolina
Greensboro
Raleigh
Roanoke Rapids

1) Ratios were adjusted to add back merger expenses, net of tax impact.
2) Represents bank-level ratio
3) Nonperforming assets defined as nonaccrual loans and other real estate owned
Source: S&P Global Market Intelligence

Balance Sheet Growth


Total Assets ($M)
5Y CAGR 16.1%
$951
$1,389
$1,369
$1,419
$2,010
2020Y
2021Y
2022Y
2023Y
2024Y


Loans, Net ($M)
5Y CAGR 18.4%
$622
$819
$913
$957
$1,451
2020Y
2021Y
2022Y
2023Y
2024Y


Total Deposits ($M)
5Y CAGR 16.4%
$842
$1,249
$1,241
$1,234
$1,804
2020Y
2021Y
2022Y
2023Y
2024Y


Tangible Common Equity ($M)
5Y CAGR 11.9%
$85
$114
$105
$113
$149
2020Y
2021Y
2022Y
2023Y
2024Y

Earnings & Profitability

Adjusted Return on Average Assets (%)[1]


0.98%
1.11%
1.20%
0.71%
0.92%
2020Y
2021Y
2022Y
2023Y
2024Y

Adjusted Return on Average Equity (%)[1]


10.92%
13.06%
15.92%
8.59%
11.19%
2020Y
2021Y
2022Y
2023Y
2024Y

- Adjusted ROA averaged 0.98% and Adjusted ROE averaged 11.93% from 2020 through 2024
- 2023 profitability was impacted by decreasing net interest margin and Q4 provision for credit loss totaling $6.0M
- Profitability recovered in 2024 with improved net interest margin and adjusted net income

1) Ratios were adjusted to add back merger expenses, net of tax impact.

Asset Quality Trends


Allowance for Credit Losses on Loans / Loans (%)
1.19%
0.69%
0.81%
1.24%
1.12%
2020Y
2021Y
2022Y
2023Y
2024Y


Nonperforming Assets / Assets (%)
0.71%
0.30%
0.21%
0.48%
0.35%
2020Y
2021Y
2022Y
2023Y
2024Y

Focused on Delivering Superior Shareholder Returns

10 Year Shareholder Return – FXNC vs. Peers[1]



FXNC
156.3%
Peers
80.8%

Dividends ($)



$0.08
$0.10
$0.12
$0.14
$0.20
$0.36
$0.44
$0.48
$0.56
$0.60
$0.605
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023
FY'2024

Book Value and Tangible Book Value per Share ($)



$9.17 $9.15
$9.35 $8.88
$10.58 $10.26
$11.76 $11.57
$13.45 $13.35
$15.54 $15.50
$17.47 $17.47
$18.79 $18.28
$17.30 $16.79
$18.56 $18.06
$18.56 $16.55
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023
FY'2024
Book Value
Tangible Book Value

Note: Market data as of May 5, 2025
1) Peer group median; Peer group consists of public financial institutions located in Virginia; Excludes merger targets and Capital One
Source: S&P Global Market Intelligence

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisition
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia and North Carolina markets
- Meaningful inside ownership of 14%

Appendix

Loan Portfolio



Owner-occupied CRE $136,028
Commercial and Industrial $113,074
Consumer & Other $12,035
Residential $344,370
Commercial Real Estate $363,923
2023 Loans $969M



Owner-occupied CRE $248,836
Commercial and Industrial $141,333
Consumer & Other $21,453
Residential $547,576
Commercial Real Estate $507,397
2024 Loans $1.467B

Commercial Real Estate Categories		
($000)	**Total Outstanding**	**% of Portfolio**
Office Buildings	172,090	11.7%
Other	133,435	9.1%
Apartments	95,126	6.5%
Retail	88,949	6.1%
Hotel/Motel	61,926	4.2%
Construction	51,400	3.5%
Mixed-Use	46,906	3.2%
Warehouse	40,279	2.7%
Land	38,071	2.6%
Industrial	33,629	2.3%
	761,811	51.9%

- The commercial real estate (CRE) portfolio is well-diversified across asset classes.
- As a community bank focused on local businesses, professionals, organizations, and individuals, the bank has no individual or industry concentrations.

Funding Sources ($000s)


Time Deposits
$192,349
Savings
$152,907
Public Funds
$70,319
Money Market
$298,756
2023 Deposits
$1,234M
Demand Deposits
(non-interest
bearing)
$392,504
Demand Deposits
(interest bearing)
$126,890


Time Deposits
$358,745
Savings
$213,432
Public Funds
$73,700
Money Market
$398,661
2024 Deposits
$1,804M
Demand Deposits
(non-interest
bearing)
$520,153
Demand Deposits
(interest bearing)
$239,087

	Average Rate	
Category	2023Y	2024Y
Demand Deposits (non-interest bearing)	— %	— %
Demand Deposits (interest bearing)	0.53	0.76
Money Market	2.19	1.99
Time Deposits	0.12	0.60
Savings	3.15	3.58
Public Funds	5.53	4.27
Total Interest- Bearing Deposits	**2.06%**	**2.11%**
Total Deposits	**1.41%**	**1.50%**

- Non-interest bearing demand deposits represent 28.8% of total deposits
- Loan-to-deposit ratio of 81.3%
- Uninsured deposits totaled $537 million, representing 29.8% of total deposit balance
- The bank had no borrowings on lines as of December 31, 2024, and total liquidity sources available of $758 million
- Stress tests are performed on liquidity and capital on a quarterly basis and affirms that we have ample liquidity to withstand significant stress

Earnings & Profitability

Adjusted Net Income ($M)[1]



$8.86
$13.14
$16.85
$9.62
$14.62
2020Y
2021Y
2022Y
2023Y
2024Y

Adjusted Pre-Provision Net Revenue ($M)[1,2]



$13.9
$15.8
$22.7
$18.0
$23.6
2020Y
2021Y
2022Y
2023Y
2024Y

Net Interest Margin (%)



3.50%
3.13%
3.71%
3.41%
3.51%
2020Y
2021Y
2022Y
2023Y
2024Y

Efficiency Ratio (%)



62.5%
64.4%
61.8%
67.7%
66.7%
2020Y
2021Y
2022Y
2023Y
2024Y

- 2020 - Remained profitable during the pandemic
- 2021 – Adjusted net income continued to increase while executing two business acquisitions
- 2022 – Earnings increased from balance sheet and net interest margin expansion as market rates began to rise
- 2023 - Net income negatively impacted by inverted yield curve and higher provision for credit losses
- 2024 - Adjusted net income was $14.62M, excluding the $7.7M net impact of merger expenses, bargain purchase gain, and loan provision. Net interest margin improved 10 basis points to 3.51% from prior year

1) Values were adjusted to add back merger expenses, bargain purchase gain, and loan provision, net of tax.
2) Pre-provision net revenue (PPNR) is defined as net interest income plus noninterest income less noninterest expense

Non-Interest Income

Noninterest Income 2024Y


Service Charges on Deposits 19%
Check Card & ATM 20%
Wealth Management 22%
Brokered Mortgage 2%
Other 37%
Total Noninterest Income $16.4M

2024Y Noninterest Income to Total Revenue: 24%	
Wealth Management Fees	
2023Y - $3.1M	2024Y - $3.6M

Wealth Management Division Assets Under Management ($M)


$338.5
$400.0
$381.0
$452.8
$470.7
2020
2021
2022
2023
2024

Noninterest Income 2024Y Highlights

Comparing 2023Y to 2024Y:

- Wealth management revenue increased 16%
- Service changes on deposits increased 12%
- Income for bank-owned life insurance increased 20%
- Other noninterest income is higher in 2024 due to:
  - Bargain purchase gain of $2.9M due to the merger
  - Recovery of a charged-off loan acquired in a business combination

Capital Ratios and Trends



Tangible Common Equity / Tangible Assets (%)
8.93%
8.21%
7.70%
7.99%
7.45%
2020Y
2021Y
2022Y
2023Y
2024Y



Bank Tier 1 Leverage Ratio (%)[1]
8.80%
8.82%
9.57%
9.31%
7.95%
2020Y
2021Y
2022Y
2023Y
2024Y
Well Capitalized Minimum



Bank Tier 1 Risk-Based Capital Ratio (%)[1]
14.57%
14.09%
13.82%
12.82%
11.19%
2020Y
2021Y
2022Y
2023Y
2024Y
Well Capitalized Minimum



Bank Total Risk-Based Capital Ratio (%)[1]
15.82%
14.76%
14.60%
14.05%
12.35%
2020Y
2021Y
2022Y
2023Y
2024Y
Well Capitalized Minimum

1) Represents bank-level capital ratios.

First National Corporation's Footprint

State of Virginia Deposit Market Share
Community Banks (Less than $10B in Total Assets) [1]

Rk.	Institution	Branch Count	Market Deposits ($000)	Market Share (%)
1	Burke & Herbert Financial Services Corp.	37	3,796,570	7.14%
2	Carter Bankshares, Inc.	53	3,333,603	6.27%
3	Primis Financial Corp.	26	3,173,448	5.97%
4	First Bancorp, Inc.	20	2,684,502	5.05%
5	Blue Ridge Bankshares, Inc.	26	2,354,469	4.43%
6	C&F Financial Corporation	31	2,117,630	3.98%
7	FVCBankcorp, Inc.	5	1,860,864	3.50%
	Pro Forma Company	30	1,779,997	3.35%
8	John Marshall Bancorp, Inc.	6	1,769,736	3.33%
9	National Bankshares, Inc.	27	1,648,992	3.10%
10	Eagle Financial Services, Inc.	14	1,489,111	2.80%
11	Virginia National Bankshares Corp.	14	1,374,804	2.58%
12	Mainstreet Bancshares, Inc.	5	1,370,411	2.58%
13	Chesapeake Financial Shares, Inc.	19	1,367,429	2.57%
14	Chain Bridge Bancorp, Inc.	1	1,303,526	2.45%
15	**First National Corporation**	**20**	**1,284,048**	**2.41%**
32	**Touchstone Bankshares, Inc.**	**10**	**495,949**	**0.93%**
	Remaining 65 Institutions	401	19,980,437	37.57%
	Total for Community Banks in Virginia	**745**	**53,185,526**	**100.00%**



Winchester
#3 Market Share
13 Competing Banks
Washington-Arlington
#56 Market Share
71 Competing Banks
Harrisonburg
#13 Market Share
15 Competing Banks
Staunton
#9 Market Share
14 Competing Banks
Roanoke
#9 Market Share
15 Competing Banks
Richmond
#13 Market Share
28 Competing Banks

Note: Deposit data based on FDIC data as of June 30, 2024; All data shown pro forma for pending and recently completed acquisitions
Community banks defined as less than $10 billion in assets as of December 31, 2024
Source: S&P Global Market Intelligence

Targeted Strategies to Build Shareholder Value

- Attract and retain talented employees
- Deliver exceptional service to small businesses and consumers
- Serve vibrant Virginia and North Carolina markets
- Accelerate growth with acquisitions and team lifts
- Maintain low-cost deposit portfolio
- Grow assets without adding significant overhead